UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Bridges Investment Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BRIDGES INVESMENT FUND, INC.

256 Durham Plaza
8401 West Dodge Road
Omaha, Nebraska 68114
402-397-4700

February 25, 2013

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

To the Shareholders of
Bridges Investment Fund, Inc.

The Annual Meeting of the shareholders of Bridges Investment Fund, Inc. (the “Fund”), a Nebraska corporation, will be held at Happy Hollow Club, 1701 South 105th Street, Omaha, Nebraska 68124, on Tuesday, March 26, 2013, at 6:30 p.m., Central Daylight Time, for the following purposes:

1.
To re-elect seven (7) current Directors and to elect two (2) new Directors to serve on the Board of Directors until the next Annual Meeting of the shareholders and until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting.

 The Board of Directors has fixed the close of business on February 20, 2013, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The transfer books of the Fund will not be closed.

This proxy is solicited by the Board of Directors to be voted at the Annual Meeting or any adjournment thereto.  The cost of the proxy solicitations will be paid by the Fund.   Additional solicitation may be made by mail, personal interview, or telephone by Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, at the expense of the Fund.  This proxy statement and form of proxy card are first being mailed to shareholders on or around March 1, 2013.

After careful consideration, the Board of Directors (the “Board”) recommends that you vote “FOR” the election of each of the nominees presented.

Detailed information about the proposal is contained in the enclosed materials.  Your vote is very important to us regardless of the number of shares you own.  Whether or not you plan to attend the Annual Meeting in person, please read the Proxy Statement and cast your vote promptly.  It is important that your vote be received by no later than the time of the meeting on Tuesday, March 26, 2013.  Voting is quick and easy.  Everything you will require is enclosed.  To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail, you may vote by either telephone or via the Internet, as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account.  Please be sure to vote each account by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please feel free to contact the Fund at (402) 397-4700.

All valid proxies obtained will be voted in favor of the election of directors unless specified to the contrary.  Each shareholder has the power to revoke his or her proxy at any time prior to the voting thereof by sending a letter to the Fund’s office or by executing a new proxy.  The execution and delivery of a proxy will not affect your right to vote in person if you attend the Annual Meeting.  At the beginning of the meeting, all shareholders in attendance will be given an opportunity to revoke their proxies and to vote personally on each matter described herein.

The Annual Report for the year ended December 31, 2012, which is being mailed with this Proxy Statement, includes a statement of assets and liabilities as of December 31, 2012, and a statement of income and expenses for the year ended that date.  The most recent Semi-Annual report of the Fund for the period ended June 30, 2012, has been mailed previously to shareholders.  Any shareholder who desires additional copies may obtain them from the Fund’s website at www.bridgesfund.com under “Downloads” or upon request at the office of the Fund, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114; phone number: (402) 397-4700.

By Order of the Board of Directors

____________________________
Edson L. Bridges III
President
Bridges Investment Fund, Inc.

BRIDGES INVESMENT FUND, INC.

256 Durham Plaza
8401 West Dodge Road
Omaha, Nebraska 68114

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 26, 2013

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Bridges Investment Fund, Inc. (the “Fund”), to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, March 26, 2013, at Happy Hollow Club, 1701 South 105th Street, Omaha, Nebraska 68124, at 6:30 p.m., Central Daylight Time, for the purposes set forth below and as described in greater detail in this Proxy Statement.

You are entitled to vote at the Annual Meeting and at any adjournment(s) if you owned shares of the Fund at the close of business on February 20, 2013 (the “Record Date”).  The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about March 1, 2013.

The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

1.
To re-elect seven (7) current Directors and to elect two (2) new Directors to serve on the Board of Directors until the next Annual Meeting of the shareholders and until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.  Shares represented by proxies, unless previously revoked, will be voted at the meeting in accordance with the instructions of the shareholders.  If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal.  To revoke a proxy, the shareholder giving such proxy must either: (1) submit to the Fund a subsequently dated Proxy Card; (2) deliver to the Fund a written notice of revocation; or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

A copy of the most recent Annual Report is included with this proxy.  In addition, the Proxy Statement and the Fund’s most recent Annual and Semi-Annual Reports are available on the Internet at www.bridgesfund.com under “Downloads” or upon request at the office of the Fund, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114; phone number: (402) 397-4700.  The Fund will furnish, without charge, a copy of the Annual Report for the fiscal year ended December 31, 2012, and the Semi-Annual report for the six months ended June 30, 2012, to any Fund Shareholder upon request.  To request a copy, please write to the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114 or telephone the Fund at (402) 397-4700.  You may also call for information on how to obtain directions to be able to attend the Annual Meeting and vote in person.

The Fund is a Nebraska corporation organized on March 20, 1963 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, diversified investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund commenced investment operations on July 1, 1963, and shares of stock were first sold to the general public on December 7, 1963.  The Fund has conducted its business continuously since that year.  Its fiscal year-end is December 31.

PROPOSAL 1

ELECTION OF DIRECTORS

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 1?

The purpose of this proposal (the “Proposal”) is to re-elect seven (7) existing members and two (2) new members to serve on the Board of Directors.  In accordance with the Fund’s Articles of Incorporation and By-Laws, the Fund’s Board of Directors set the size of the Fund’s Board of Directors at not fewer than three (3) nor more than fifteen (15). The Fund’s By-Laws provide for the election of these directors who will serve until the next Annual Meeting of the shareholders and until their successors are elected and qualified.  The Fund’s Articles of Incorporation and By-Laws do not require the Fund to hold an Annual Meeting of Shareholders unless otherwise required by the 1940 Act or the Articles of Incorporation.  The Fund’s By-Laws provide the Board of Directors discretion to select the date and time of such Meeting, provided if an Annual Meeting is held, such date is no longer than six months after the end of the Fund’s fiscal year or fifteen months after the Fund’s last annual meeting.

The persons named in the enclosed proxy intend to nominate and vote in favor of the election of the nominees, all of whom have consented to serve the term for which they are standing for election.  If for any reason any of the nominees shall become unavailable for election, the vacancy may be filled by the Board of Directors in accordance with the By-Laws, and the proxy will be voted for nominees selected by the Board of Directors, unless the Board of Directors determines not to fill such vacancy.

The Board of Directors is currently comprised of six (6) Independent Directors – Nathan Phillips Dodge III, John K. Koraleski, Adam M. Koslosky, Michael C. Meyer, Gary Petersen, and Robert Slezak; and two (2) Interested Directors – Edson L. Bridges III and Robert W. Bridges.  Each current member of the Board of Directors is being nominated for re-election at the Annual Meeting of Shareholders, except for Mr. Koraleski.  In addition, two (2) new nominees for Independent Director are being proposed at this Meeting. The Nominating Committee has approved the nomination of Kelly A. Walters and Lyn Wallin Ziegenbein for election as Independent Directors.  Current Director, Robert Slezak, recommended Mr. Walters, and the Board Chairman, Michael C. Meyer, and President and CEO, Edson L. Bridges, III, recommended Ms. Wallin Ziegenbein.

Section 16(a) of the 1940 Act requires that two-thirds of the members of the Board of Directors of a mutual fund must have been elected by shareholders.  The current Board of Directors is in compliance with this requirement.  In order to continue to comply with the requirements of the 1940 Act, the Board is requesting that shareholders of the Fund vote for the full slate of nine (9) nominees.

WHO ARE THE NOMINEES TO THE BOARD?

The determination of an interested person is based on the definition in Section 2(a)(19) of the 1940 Act and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).  Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment Adviser, Bridges Investment Management, Inc. (the “Adviser”). Those individuals who are not “interested persons” are disinterested persons for this disclosure.  The Fund considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgment with respect to the governance of the Fund.

The following table is a list of the current Directors of the Fund, who are standing for re-election, and the new Director Nominees, their age, business address and principal occupation during the past five years, any affiliation with the Fund’s Adviser, the length of service to the Fund, and the names of any entities other than the Fund where they hold a position on the board of directors.  Unless otherwise noted, an individual’s business address is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Current Non-Interested/Independent Directors(1)

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Trusteeships/ Directorships Held by Director or Nominee for Director During the Past Five Years
Nathan Phillips Dodge III Age: 49	Director	One Year; Since 2010	Executive Vice President, N.P. Dodge Company, commercial and residential real estate brokerage, 1993 - present.	1	Lauritzen Corp., First State Bank of Loomis
Adam M. Koslosky Age: 56	Director	One Year; Since 2007	President and Chief Executive Officer, Magnolia Metal Corporation, a bronze bearing manufacturer, 1985-present; has been serving Magnolia Metal Corporation in various capacities since 1978.	1	Nebraska Methodist Hospital Foundation
Michael C. Meyer(2) Age: 54	Director Chairman	One Year; Since 2008 One Year; Since 2012	Operating Partner, McCarthy Capital Corporation, 2013 - present; Vice President of Finance, Tenaska, Inc. (energy company), on a part-time basis, 2013 - present; previously Vice President of Asset Management, Tenaska, Inc.; has been serving Tenaska in various capacities since 1995.	1	None

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Trusteeships/ Directorships Held by Director or Nominee for Director During the Past Five Years
Gary L. Petersen Age: 69	Director	One Year; Since 1987	Retired since 1986; previously was President of Petersen Manufacturing Co. Inc. from 1979-1986, prior to becoming President, served Petersen Manufacturing in various capacities beginning in 1966.	1	None
Robert Slezak Age: 55	Director Vice Chairman	One Year; Since 2008 One Year; Since 2012	Independent management consultant, 1999-present; Vice President, Chief Financial Officer and Treasurer of Ameritrade Holding Corporation, 1989 to 1999.	1	United Western Bancorp, Inc.*; Xanadoo Company
*	Indicates publicly traded company or SEC-registered investment company.

(1)	Mr. John J. Koraleski is not included in the table as Mr. Koraleski has elected not to stand for re-election as a Board Member because of other business commitments.

(2)	Mr. Meyer serves as the Lead Independent Director.

Current Interested Directors

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director During the Past Five Years
Edson L. Bridges III, CFA(1) Age: 54	President Chief Executive Officer Chief Investment Officer Director	One Year; Since 1997 One Year; Since 2004 One Year; Since 2004 One Year; Since 1991	President, Chief Executive Officer and Director, Bridges Investment Management, Inc., 2000-present; Executive Vice President, Bridges Investment Counsel, Inc., 1993-present; held various other professional level positions at Bridges Investment Counsel from 1983-1993; Vice President, Provident Trust Company, 1992-present (Chairman since 2011); held various positions at Bridges Investor Services Inc., 1987-present, most recently Chairman; Managing Partner, Modern Portfolio Consultants Company, d/b/a MPC Wealth Management, 2009-present.	1	Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; Provident Trust Company; Stratus Fund, Inc.*
Robert W. Bridges, CFA(2) Age: 47	Director	One Year; Since 2007	Director and Senior Equity Analyst at Sterling Capital Management LLC; 2000-present; has worked in various capacities for Sterling Capital Management from 1996-2000.	1	Bridges Investment Counsel, Inc.; Provident Trust Company
*	Indicates publicly traded company or SEC-registered investment company.

(1)
Edson L. Bridges III is the son of Edson L. Bridges II and brother of Robert W. Bridges. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Adviser.

(2)
Robert W. Bridges is the son of Edson L. Bridges II and brother of Edson L. Bridges III, both of whom are “affiliated persons” and “interested persons” of the Fund.  Because of these relationships, Robert W. Bridges is considered to be both an affiliated and interested person.

Nominees for Non-Interested/Independent Directors

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director During the Past Five Years
Kelly A. Walters Age: 53	None	N/A	President and CEO of Supertel Hospitality, Inc., 2009-present; Senior Vice President of Capital Markets at Investors Real Estate Trust, 2006-2009.	N/A	Supertel Hospitality, Inc.*
Lyn Wallin Ziegenbein Age: 60	None	N/A	Executive Director, Peter Kiewit Foundation, 1983-present.	N/A	Assurity Life Insurance Company; Federal Reserve Bank of Kansas City-Omaha Branch
*    Indicates publicly traded company or SEC-registered investment company.

Board Composition and Leadership Structure

The Fund’s Board of Directors provides oversight of Fund management and operations of the Fund.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Fund’s Adviser, Administrator, Custodian and Transfer Agent, each of whom are discussed in greater detail in the Additional Information About the Fund section of this Proxy Statement.

The Fund’s Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established an Audit Committee and an Administration and Nominating Committee, which are discussed in greater detail under “Committees” below.  In addition, the independent directors of the Fund hold separate meetings without Fund management present, and have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.

To rely on certain exemptive rules under the 1940 Act, the Fund Board conducts an annual evaluation of director independence, and currently 75% of the Fund Directors are independent directors, including the Board Chairman, Michael C. Meyer, who has also been designated as the Lead Independent Director.  In such roles, Mr. Meyer chairs meetings of the Board and executive sessions of the independent directors, works with Fund management to set Board meeting agendas and facilitates communication among the independent directors, their counsel and Fund management. In addition, Robert Slezak has been elected by the Board to serve as Vice Chairman.  The Vice Chairman of the Board performs the duties of the Chairman if the Chairman is absent or if the Chairman’s office is otherwise vacant.  The Vice Chairman of the Board is also an independent director.  The Board has determined that its leadership structure, in which the independent directors have elected a Chairman who is an independent director, designated a Lead Independent Director, and elected a Vice Chairman who is an independent director, each to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Board Oversight of Risk Management

Responsibility for risk oversight rests with the full Board of Directors.  Committees of the Board assist the Board in carrying out this responsibility by focusing on key areas of risk inherent in Fund operations and business.  As part of its risk oversight function, the Board has directed Fund management to evaluate and assess on an on-going basis, the enterprise risks facing the Fund and its operations.  Based on Fund management’s evaluation, a determination is made as to the primary enterprise risks most applicable to the Fund.  These primary enterprise risks are reviewed by Fund management with the Board on a periodic basis, but not less than annually, except for risks related to portfolio investment decisions which are reviewed by the Board at the Board’s quarterly meeting.  The determination as to primary risks facing the Fund is not static, but subject to change from time to time based on economic, industry, regulatory and other factors impacting the Fund.

Director Qualifications

The Board of Directors believes that each Board member and Director Nominee has the qualifications, experience, attributes, and skills appropriate for service as a Fund Board member in light of the Fund's business and structure.  The Board members and Director Nominees have substantial business and professional backgrounds, which indicate they have the ability to access, critically review, and evaluate information provided to them.  In addition, each Board member and Director Nominee has served as an executive and/or board member for other organizations.

The following is a brief discussion of the experience, qualifications, attributes, and/or skills that led to the Board of Directors' conclusion that the individuals identified below are qualified to serve as Board members of the Fund:

Edson L. Bridges III, CFA, has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for over ten years. Mr. Bridges was elected President of the Fund on April 11, 1997, and became Chief Executive Officer on April 13, 2004.  Mr. Bridges has been Executive Vice President of Bridges Investment Counsel, Inc. since February 1993, as well as a Director.  Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Chairman of the Board of Provident Trust Company, as well as the Managing Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management since 2009.  Since December 2000, Mr. Bridges has been President, Chief Executive Officer, and Director of Bridges Investment Management, Inc.  Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the Audit Committee of the Stratus Fund.  Mr. Bridges brings to the Board an understanding of the Fund's history, business, and operations attributed to his long-standing commitment to, management of, and involvement with the Fund for more than 29 years, as well as his experience as a director of another investment company.  Because of these positions, Mr. Bridges also provides the Board with an important insider perspective and management's point-of-view about various aspects of the Fund's business operations and strategies.

Robert W. Bridges, CFA, is a Director and Senior Equity Analyst at Sterling Capital Management LLC. Sterling Capital Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current position in 2000.  Mr. Bridges has been a Director of Bridges Investment Counsel, Inc. since December 2006.  Prior to joining Sterling, Mr. Bridges served in accounting, research analysis, and several other roles for Bridges Investment Counsel, Inc. for six years.  Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.  Mr. Bridges brings over 23 years’ experience in the investment company industry, and historical knowledge of management and operations of the Fund.  Through his experiences, Mr. Bridges also is experienced with financial, accounting, regulatory, compliance, and investment matters.

Nathan Phillips Dodge III is Executive Vice President of N. P. Dodge Company, a leading commercial and residential real estate brokerage in the area of Omaha, Nebraska.  Mr. Dodge has worked at N.P. Dodge Company since October, 1993.  After earning his BA in economics at Tufts University, Mr. Dodge held the following positions at the Federal National Mortgage Association in Washington, D.C.:  Senior Housing Analyst, Senior Training Analyst, and Rural Product Manager.  He helped develop, market, and manage various loan programs for Fannie Mae.  Mr. Dodge is active in local civic organizations and has served as a director on a number of boards.  Mr. Dodge possesses overall board experience, administrative competence, executive experience and leadership skills.  As a result of these experiences, Mr. Dodge contributes a broad perspective of our community and leadership skills.

Adam M. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal Corporation is a bronze bearing manufacturer located in Omaha, Nebraska.  Mr. Koslosky commenced his career with Magnolia Metal Corporation in 1978 as Controller and Treasurer.  Mr. Koslosky also is a general partner of Mack Investments, Ltd., a privately held investment company located in Omaha, Nebraska.  He has been a Director of Nebraska Methodist Hospital Foundation since 1993.  Mr. Koslosky earned a BS in finance from Virginia Polytechnical Institute and State University (Virginia Tech) and has over 33 years' experience as an executive, providing him with broad leadership, organizational, and executive level management skills.  Mr. Koslosky also has significant knowledge and experience in financial management, accounting processes, and corporate governance, derived in part, from his experience with a private investment company.  From these experiences, he contributes substantial accounting and financial expertise and sophistication and experience with regulatory and investment matters.

Michael C. Meyer was elected Chairman of the Board on April 10, 2012.  Beginning March 1, 2013, Mr. Meyer transitioned to Vice President of Finance at Tenaska, Inc., on a part-time basis, and joined McCarthy Capital Corporation as Operating Partner.  McCarthy Capital is an Omaha based private equity firm focused on lower middle market companies.  Prior to his current positions, Mr. Meyer was Vice President of Asset Management at Tenaska and has held several positions at Tenaska since commencing employment there in 1995.  Tenaska is a privately held energy company that develops, constructs, owns, and operates large-scale non-utility power plants.  Tenaska also markets natural gas, electricity and biofuels products and provides associated energy risk management services; provides management and operation services to private equity partnerships; and engages in natural gas exploration, production and associated transportation systems.  In his 30-plus years of financial and operations management experience in the banking and energy industries, Mr. Meyer has held positions with the United States Treasury Department’s Office of the Comptroller of the Currency, the Farm Credit System and the First National Bank of Omaha.

Gary L. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. He commenced employment with the company in February 1966, became President in May 1979, and retired in June 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller.  As a result of these and other professional experiences, Mr. Petersen brings to the Board substantial business and leadership experience.  He also has served on the Board of the Fund for over 23 years, resulting in substantial board experience and insight as to the operations of the Fund.

Robert T. Slezak was elected Vice Chairman of the Board on April 10, 2012.  Mr. Slezak is currently an independent management consultant and has been since November 1999.  Prior to that, Mr. Slezak served as Vice President, Chief Financial Officer, and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a Director from October 1996 to September 2002.  Mr. Slezak currently serves as a member of the board of directors of United Western Bancorp, Inc. and Xanadoo Company, a provider of wireless communication services.  Mr. Slezak has several years of experience as a financial officer of a publicly traded company and as a board member of publicly traded companies.  From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Nominee Qualifications

Kelly A. Walters is currently Director, President and Chief Executive Officer (“CEO”) of Supertel Hospitality, Inc. (“Supertel”), a NASDAQ listed hospitality real estate investment trust based in Norfolk, Nebraska.  Mr. Walters joined Supertel in April 2009 as President and CEO, and elected to the Supertel Board of Directors in April 2010.  Prior to joining Supertel, Mr. Walters was the Senior Vice President of Capital Markets at Investors Real Estate Trust (“IRET”) from October 2006 to March 2009.  Prior to IRET, Mr. Walters was a Senior Vice President and Chief Investment Officer of Magnum Resources, Inc. (“Magnum”), a privately held real estate investment and operating company, from 1996 to 2006.  Prior to Magnum, Mr. Walters was a Deputy Manager of Brown Brother Harriman from 1993 to 1996, an Investment Manager at Peter Kiewit Sons, Inc. from 1985 to 1993, and a stockbroker at Piper, Jaffrey and Hopwood from 1983 to 1985.  Mr. Walters earned his undergraduate degree in banking and finance from the University of Nebraska at Omaha, and his MBA from the University of Nebraska at Omaha.  Mr. Walters has 30 years of experience in the investment industry, including over 20 years in senior and executive level positions.  From his positions, Mr. Walters has an extensive knowledge of investments, corporate governance and leadership experience.  From these experiences, he is expected to contribute to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Lyn Wallin Ziegenbein is an attorney and currently serves as the Executive Director of the Peter Kiewit Foundation, a private foundation awarding charitable grants throughout Nebraska and portions of Iowa and Wyoming, since March, 1983.  Ms. Wallin Ziegenbein has served on the Board of Directors of Assurity Life Insurance Company since 1984.  Previously, Ms. Wallin Ziegenbein served on the Federal Reserve Bank of Kansas City's Omaha Branch Board of Directors from 2006 to 2011.  Ms. Wallin Ziegenbein’s prior experience also includes serving as a director of Norwest Bank Nebraska and Lincoln Telephone and Telegraph.  Ms. Wallin Ziegenbein also served as an Assistant United States Attorney for Nebraska from 1978 to 1982.  Ms. Wallin Ziegenbein earned her undergraduate degree in journalism from the University of Kansas and her law degree from Creighton University.  Ms. Wallin Ziegenbein has over 30 years experience as an executive and a director, and from these experiences is expected to contribute to the Board of Directors accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Committees

The Fund’s Audit Committee for the fiscal year ended December 31, 2012 consisted of Messrs. Koslosky (Chair), Meyer and Slezak.  The members of the Audit Committee are not “interested persons” of the Fund (as defined in the 1940 Act).  The primary responsibilities of the Fund’s Audit Committee are to establish the scope of review for the annual audit by the Fund’s independent registered public accounting firm, and to work with representatives of the Fund’s independent registered public accounting firm to establish such guidelines and tests for the audit which are deemed appropriate and necessary.  The Audit Committee met twice during the Fund’s most recent fiscal year.  The Audit Committee has a charter, which is available on the Fund’s website at www.bridgesfund.com under “Downloads”.

The Fund also has an Administrative and Nominating Committee, consisting of Messrs. Dodge III, Meyer and Petersen (Chair), each of whom is not an “interested person” of the Fund.  The primary responsibilities of the Administrative and Nominating Committee are to periodically review the composition of the Board of Directors evaluate candidates’ qualifications for Board membership, including such candidates’ independence from the Fund’s investment manager, and make nominations for independent director membership on the Board.  Although the Committee does not have a formal policy on diversity, the Committee periodically considers diversity when it reviews the Board’s composition and determines whether to add individuals with different backgrounds or skill sets from those already on the Board. The Committee’s Charter is available on the Fund’s website at www.bridgesfund.com under “Downloads.”

The Administration and Nominating Committee will consider nominees recommended by Fund shareholders.  Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person.  In addition, the Administration and Nominating Committee periodically reviews and makes recommendations with respect to Board governance procedures, compensation, and the Fund’s investment advisory agreement.  In the absence of the Board Chairman, the Vice Chairman presides over the Board of Directors and performs the duties of the Chairman of the Board.  The Administrative and Nominating Committee met once during the Fund’s most recent fiscal year.

Director Share Ownership

As of the Record Date, each of the nominees and executive officers of the Fund owned individually and collectively as a group 8.51% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each current director and director nominee as of December 31, 2012:

Current Directors	Dollar Range of Equity Securities in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Edson L. Bridges III					X
Robert W. Bridges					X
Nathan Phillips Dodge III			X
John J. Koraleski(1)					X
Adam M. Koslosky					X
Michael C. Meyer					X
Gary L. Petersen					X
Robert Slezak			X
(1)	Mr. Koraleski has elected not to stand for re-election as a Board member because of other business commitments.

Nominees for Director	Dollar Range of Equity Securities in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Kelly A. Walters			X
Lyn Wallin Ziegenbein	X

Director Interest in Adviser or Affiliates

As of December 31, 2012, neither the Directors nor Director Nominees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Adviser or any affiliate of the Adviser.  Accordingly, as of December 31, 2012, neither the Directors nor Director Nominees, who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of their affiliates and have not had such an interest during the past five years and are not currently proposed.

Director Interest in Any Material Transactions with Adviser or Affiliates

During the two most recently completed calendar years, neither the Directors nor Director Nominees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser were a party.

Officers

The Fund’s officers, who are chosen by and accountable to the Board of Directors, handle the day-to-day operation of the Fund.

The following table is a list of the officers of the Fund, their age, business address and principal occupation during the past five years, length of service to the Fund, and the names of any entities other than the Fund where they hold a position on the board of directors.  The business address for the officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Officer
Edson L. Bridges II, CFA(1) Age: 80	Chairman Emeritus Vice Chairman Chairman President Chief Executive Officer Director	One Year; Since 2006 One Year; From 2005-2006 One Year; From 1997-2005 One Year; From 1970-1997 One Year; From 1997-2004 One Year; From 1963-2007
President and Chief Compliance Officer, Bridges
Investment Counsel, Inc.; President, Bridges Investor Services, Inc.; President, Provident Trust Company;
Facilitator for Bridges Investment Management, Inc..

Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; N.P. Dodge Company; Airlite Plastics Company; Provident Trust Company; Store Kraft Manufacturing Company; West Omaha Land & Cattle Company; Midwest Land and Livestock LLC

Nancy K. Dodge Age: 52	Treasurer Chief Compliance Officer	One Year; Since 1986 One Year: Since 2006
Senior Vice President, Bridges Investment
Management, Inc.; held various other positions
at Bridges Investment Management, Inc. and Bridges Investment Counsel, Inc.; Vice President and Trust
Officer, Provident Trust Company; held various positions
at Bridges Investor Services, Inc., most recently Sr. Vice President.

Bridges Investor Services, Inc.
Brian Kirkpatrick, CFA Age: 41	Executive Vice President Vice President	One Year; Since 2006 One Year; From 2000-2006
Senior Vice President, Director of Research, Chief
Compliance Officer and director of Bridges Investment Management, Inc.; held various positions with Bridges Investment Counsel, Inc.,  most recently Senior Vice President; Trust Assistant and Vice President, Provident Trust Company; Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management.

Bridges Investment Management, Inc.
Mary Ann Mason Age: 61	Secretary	One Year; Since 1987
Sr. Vice President Operations and Administration,
Corporate Secretary and Treasurer, Bridges Investment Counsel, Inc.; Senior Vice President, Secretary/Treasurer, Bridges Investment Management, Inc.; Director, Secretary, and Treasurer, Bridges Investor Services, Inc.; Vice President, Secretary & Treasurer, Provident Trust Company.

Bridges Investor Services, Inc.
Linda Morris Age: 46	Assistant Treasurer	One Year; Since 1999
Held various positions with Bridges Investment Counsel, Inc. most recently as Associate Director of Accounting, and various positions with Bridges Investment Management; Trust Assistant, Provident Trust Company.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Officer
Trinh Wu Age: 56	Controller	One Year; Since 2001	Senior Accountant, Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.; Assistant Vice President for Provident Trust Company and Vice President, Bridges Investor Services.

(1)	Edson L. Bridges II is the father of Edson L. Bridges III and Robert W. Bridges. Mr. Bridges II is an officer of the Fund and a director of the Adviser.

Director and Officer Compensation

No officer, director or employee of the Adviser receives any compensation from the Fund for acting as a Director or officer of the Fund.  The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Fund expenses.  For the year ending December 31, 2012, each Director was paid an annual retainer of $4,000.  Additional fees are paid to the Chairman in the amount of $1,000 per year, Vice Chairman in the amount of $500 per year, and each Committee Chairman in the amount of $500 per year.  Except for Robert W. Bridges, Interested Directors will not be paid Director fees for their services. The following table shows the compensation earned by each Director of the Fund for the year ended December 31, 2012.

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From Fund Paid to Directors
Current Interested Directors
Edson L. Bridges III	None	None	None	None
Robert W. Bridges(1)	$4,000	None	None	$4,000

Current Disinterested Directors
Nathan Phillips Dodge III	$4,000	None	None	$4,000
John J. Koraleski(2)	$4,000	None	None	$4,000
Adam M. Koslosky	$4,500	None	None	$4,500
Michael C. Meyer	$5,000	None	None	$5,000
Gary L. Petersen	$4,500	None	None	$4,500
Robert Slezak	$4,500	None	None	$4,500

(1)
Robert W. Bridges is the son of Edson L. Bridges II and brother of Edson L. Bridges III, both of whom are “affiliated persons” and “interested persons” of the Fund.  Because of these relationships, Robert W. Bridges is considered an Interested Director.  However, Robert W. Bridges is not otherwise an officer of the Fund or an employee, officer or director of the Adviser.

(2)	Mr. John J. Koraleski has elected not to stand for re-election as a Board Member because of other business commitments.

Meetings

During 2012, the Board of Directors held four meetings, the Administration and Nominating Committee held one meeting and the Audit Committee held two meetings.  Members of the various committees are listed above in this Proxy Statement.  All Fund Directors had an individual attendance record of at least 75% at all meetings of the Board of Directors and all meetings of committees of which they are members (on a combined basis), with the exception of Mr. Koraleski.  Mr. Koraleski attended 25% of the meetings of the Board of Directors and was not in attendance at the one Administration and Nominating Committee Meeting held in 2012.  Mr. Koraleski is not seeking re-election to the Board of Directors.  In the years in which the Fund holds an Annual Meeting, the Fund encourages, but does not require all directors to attend the Annual Meeting.  The Fund did not hold an Annual Meeting in 2012.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Adviser

Bridges Investment Management, Inc., 8401 West Dodge Road, Omaha, Nebraska, 68114, provides investment advice to the Fund.  The Adviser was organized as a Nebraska corporation in 1994 and registered with the SEC as an investment adviser in December 1999.

Distributor

Pursuant to a distribution agreement, Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS, serves as the Fund’s distributor.  The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Administrators

The Adviser also provides certain administrative services to the Fund, including: preparing and coordinating reports and other materials supplied to the Board of Directors; contributing to the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, proxies, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; reviewing and approving all required notice filings necessary to maintain the Fund’s ability to sell shares in all states where the Fund currently does, or intends to do business; reviewing the preparation, printing and mailing of all materials (e.g., annual and semi-annual reports, proxy materials) required to be sent to shareholders; coordinating the annual proxy solicitation and shareholders’ meeting, if required; coordinating the preparation and payment of Fund related expenses; monitoring and overseeing the activities of the Fund’s servicing agents (i.e., Transfer Agent, Custodian, Fund Accountant, Administrator, etc.); and performs such additional services as may be agreed upon by the Adviser.

The Adviser has entered into a separate Fund Accounting Servicing Agreement and, in June 2010, a Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202. USBFS is the Transfer Agent for the Fund under a Transfer Agent Servicing Agreement.  USBFS is a subsidiary of U.S. Bancorp and U.S. Bank N.A.

Custodian

U.S. Bank National Association (“Custodian”), an affiliate of USBFS, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of the Fund’s assets pursuant to a Custody Agreement.

Independent Registered Public Accounting Firm

On February 21, 2012, with the approval of the Board of Directors and its Audit Committee, Cohen Fund Audit Services, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, was engaged as the independent registered public accounting firm for the Fund, beginning with the fiscal year ended December 31, 2012.  The Fund has approved Cohen as the independent registered public accounting firm for the fiscal year ending December 31, 2013.  Cohen has confirmed to the Audit Committee that they are independent auditors with respect to the Fund.

Prior to the Fund engaging Cohen, Deloitte & Touche LLP served as the Fund’s independent registered public accounting firm (the “Former Accountant”) for the fiscal years ending December 31, 2002 through December 31, 2011.  On August 21, 2012, the Fund’s Board of Directors, upon recommendation by its Audit Committee, ceased the Former Accountant’s engagement with respect to any audit services provided by the Former Accountant to the Fund for the fiscal year ended December 31, 2011.  During the Fund’s two most recent fiscal years and the subsequent interim period, neither the Fund nor anyone acting on its behalf consulted with Cohen on the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement or reportable event of the kinds described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively.

The reports of the Former Accountant on the financial statements of the Fund for the fiscal years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with its audit for the fiscal years December 31, 2011 and 2010 and for the subsequent interim period preceding the Former Accountant’s replacement, the Fund had no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused the Former Accountant to make reference thereto in its reports on the financial statements for such years, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Certain information concerning the fees and services provided to the Fund by Cohen, for the most recent fiscal year, and by the Former Accountant, for the previous fiscal year, (together, the “Independent Registered Public Accountants”) is provided below.  Representatives of Cohen will not be present at the meeting.

Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Fund’s Independent Registered Public Accountants for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
December 31, 2012	$13,500
December 31, 2011	$27,500

Audit Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Fund’s Independent Registered Public Accountants that were reasonably related to the performance of the annual audit of the Fund were as follows:

Fiscal Year Ended	Audit-Related Fees
December 31, 2012	$0
December 31, 2011	$4,500

Tax Fees.  The aggregate fees billed to the Fund in the Reporting Periods for professional services rendered by the Fund’s Independent Registered Public Accountants for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
December 31, 2012	$2,500
December 31, 2011	$3,693

All Other Fees.  There were no other fees billed in the reporting periods for products and services provided by the Fund’s Independent Registered Public Accountants to the Fund, or services provided to service affiliates other than the services reported above.

Pre-Approval of Certain Services.  The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Fund, including services provided to any entity affiliated with the Fund.  All of the principal accountant’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Non-Audit Fees Paid by the Adviser and Its Affiliates.  Neither the Adviser nor any of its affiliates paid any non-audit fees for services rendered by the Fund’s Independent Registered Public Accountants to the Fund or to the Adviser (and any other controlling entity, etc.– not to any sub-adviser) for the fiscal years ending December 31, 2011 and December 31, 2012.

Other Business

The Board does not intend to present any other business at the meeting.  If, however, any other matters are properly brought before the meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment.

Unless otherwise required by the 1940 Act or SEC rules and regulations, the Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings.  Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Cost and Solicitation of Proxies

Proxies will be solicited by the Fund primarily by mail.  The costs of the proxy solicitation process, which are estimated to be $11,900, will be paid by the Fund.  Additional solicitation may be made by mail, personal interview, or telephone by Broadridge Financial Solutions, Inc., a proxy solicitation firm, and will be considered an expense of the Fund.  Although it is not anticipated, the solicitation may also include telephone, e-mail, or other personal contact by certain officers or employees of the Fund or the Adviser, none of whom will be paid for these services.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate Proxy Cards.  If you would like to receive a separate copy of the Proxy Statement or Annual or Semi-Annual Reports to shareholders, please call 1-866-934-4700 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-866-934-4700 or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Voting Procedures

In the election of directors, shareholders are entitled to cumulative voting, which means that each share is entitled to as many votes as there are directors to be elected. Such votes may all be cast for one nominee or distributed among as many nominees and in such proportions as the holder sees fit.  Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement. In any other matter, each share is entitled to one vote.

You can vote by mail, on the Internet in accordance with the instructions on the enclosed Proxy Card, by phone by calling 1-800-690-6903 or in person at the meeting.

You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Fund, by properly executing and delivering a later-dated proxy, or by attending the meeting and voting in person.  Attendance at the meeting alone, however, will not revoke the proxy.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions).  Abstentions will be counted toward the vote total for each proposal and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted toward the vote total for the Proposal.

Directors are elected when they receive a plurality of the votes cast by the shares entitled to vote in the election of the directors at the Annual Meeting.  This means that the nine (9) directors with the most votes will be elected as directors.

Quorum Requirement

In order to transact business at the Annual Meeting, a quorum must be present.  Under the Fund’s By-Laws, a quorum is present if the holders of a majority of the total number of outstanding shares as of the Record Date are represented at the Annual Meeting either in person or by proxy.  Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Adjournment

If a quorum is not present, the shareholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may vote to approve one or more adjournments of the Annual Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal.  Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Annual Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal.  They will vote against any such adjournment those proxies required to be voted against the Proposal.  They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”.

Outstanding Shares

The number of shares of the Fund issued and outstanding on the Record Date was as follows:

Number of Issued and Outstanding Shares
Bridges Investment Fund	2,270,398.848

Fund Shares Owned by Certain Beneficial Owners

As of the close of business on the Record Date, the following persons or entities were the only persons or entities who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares.

Shareholder	Shares	% Ownership	Ownership Type
Provident Trust Company 8401 W. Dodge Road, Ste. #256 Omaha, NE 68114-3493	1,355,776.019	59.72%	Record

Provident Trust Company (“PTC”) is managed by personnel of Bridges Investment Counsel, Inc. (“BIC”) under a management agreement.  PTC holds shares of the Fund for its customers and does not own any shares of the Fund as principal.  Fund shares held by PTC as custodian or agent are voted and controlled by the PTC customer.  PTC acts as trustee or co-trustee for certain accounts and may vote Fund shares in that capacity.  PTC’s practice is to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such practice is administratively feasible and legally possible.  When PTC does vote Fund shares, an officer of PTC who is not an employee of BIC, the Adviser, or the Fund, may vote proxies for customers where an independent point of view and the avoidance of a conflict of interest are important considerations.  Fund Directors Edson L. Bridges III and Robert W. Bridges and Fund Officer Edson L. Bridges II are also directors of PTC.

Shareholder Communication with Board Members

Shareholders may, at any time, communicate in writing with any particular director or directors as a group who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act, by sending such written communications to the attention of the Fund’s Secretary at 246 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Copies of written communications received at such address will be provided to the relevant director or directors as a group unless such communications are considered, in the reasonable judgment of the Fund’s Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, solicitations or communications that do not relate directly or indirectly to the Fund or communications that relate to improper or irrelevant topics.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

     Your attendance at the Annual Meeting is desired whether your holdings are large or small. We encourage shareholders to take an active interest in the Fund, and we would appreciate a phone call or letter on or before March 20, 2013 to indicate that you expect to be in attendance on March 26, 2013.

By Order of the Board of Directors.

Mary Ann Mason
Secretary

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M52510-P33026	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BRIDGES INVESTMENT FUND, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR	For Withhold For All	To withhold authority to vote for any individual
THE FOLLOWING:	All All Except	nominee(s), mark "For All Except" and write the
name(s) of the nominee(s) on the line below.
1.Directors Nominated for Election:
Independent Directors	0 0 0	__________________________________________
01) Nathan Phillips Dodge III
02) Adam M. Koslosky
03) Michael C. Meyer
04) Gary L. Petersen
05) Robert Slezak

Interested Directors
06) Edson L. Bridges III
07) Robert W. Bridges

Nominees for Director
08) Kelly A. Walters
09) Lyn Wallin Ziegenbein

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important  Notice  Regarding  the Availability  of Proxy Materials  for the Shareholder  Meeting:

The Notice of Special Meeting of Shareholders, Proxy Statement and Annual Report are available at http://www.bridgesfund.com/

M52511-P33026

BRIDGES INVESTMENT FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2013

KNOW ALL  PERSONS BY THESE PRESENTS that  the  undersigned   Shareholders  of Bridges Investment  Fund, Inc., hereby designate   and  appoint  Michael C. Meyer and  Edson L.  Bridges, III,  their  designees  or any one  of them,  with  power  of substitution  and re-substitution,  as proxies to act at the Annual Meeting of Shareholders  (the "Annual  Meeting")  to be held on Tuesday,  March  26,  2013  at  Happy  Hollow Club,  1701  South  105th  Street,  Omaha,  Nebraska  68124,   at  6:30  p.m. (Central Daylight Time), and at any adjournment  thereof.  The attorneys  named  will vote the shares represented  by this proxy in accordance  with the choices made  on this ballot. If this proxy is executed  and returned  in time and no choice is indicated  as to an item, this proxy will be voted affirmatively on such matter.  Discretionary  authority  is hereby  conferred  as to all other matters  as may properly  come  before the Annual  Meeting  or any adjournment   thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRIDGES INVESTMENT FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED   SHAREHOLDER.   IF NO DIRECTION IS MADE, THIS PROXY  WILL BE VOTED "FOR" EACH DIRECTOR.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.